PIMCO Equity Series VIT

Supplement dated December 31, 2012 to the

Statement of Additional Information dated April 30, 2012,

as supplemented from time to time (the “SAI”)

Disclosure Related to the Commodity Exchange Act

Effective January 1, 2013, the fifth paragraph in the “Investment Objectives and Policies – Derivative Instruments – Futures Contracts and Options on Futures Contracts” section in the SAI is deleted in its entirety and replaced with the following:

The Portfolio claims an exclusion from the definition of the term “commodity pool operator” (“CPO”) under the Commodity Exchange Act (“CEA”) and, therefore, is not subject to registration or regulation as a commodity pool under the CEA. PIMCO is not deemed to be a CPO with respect to its service as investment adviser to the Portfolio.

Investors Should Retain This Supplement For Future Reference

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